                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                            FRONTIER AIRLINES, INC.
         ------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       ------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------

     5)   Total fee paid:

          --------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          --------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          --------------------------------------------------------------

     3)   Filing Party:

          --------------------------------------------------------------

     4)   Date Filed:

          --------------------------------------------------------------

                            FRONTIER AIRLINES, INC.
                             12015 E. 46TH AVENUE
                               DENVER, CO  80239

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             _____________________


TO THE SHAREHOLDERS OF FRONTIER AIRLINES, INC.:

     An annual meeting of shareholders of Frontier Airlines, Inc., a Colorado corporation, will be held on Thursday, December 11, 1997 at 1:30 p.m. local time at the Airport Holiday Inn, 4040 Quebec Street, Denver, Colorado for the following purposes:

1. To consider and vote upon a proposal to elect Samuel D. Addoms, Paul S. Dempsey, B. LaRae Orullian, William B. McNamara and D. Dale Browning to the Company's Board of Directors;

2. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000.

3. To ratify the appointment of KPMG Peat Marwick LLP as the independent public accountants of the Company for the fiscal year ending March 31, 1998; and

4. To transact any other business which properly comes before the meeting or any adjournment.

     All shareholders of record on the Company's transfer books as of the close of business on October 29, 1997 are entitled to vote at the meeting. A complete list of shareholders entitled to vote at the annual meeting will be available for examination by any Company shareholder at 12015 E. 46th Avenue, Denver, Colorado 80239 for purposes germane to the annual meeting, during normal business hours from October 31, 1997 until the annual meeting.

     We invite you to be present at the meeting and look forward to seeing you there. However, if you cannot attend please read the attached proxy statement carefully and SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD AUTHORIZING REPRESENTATIVES OF THE COMPANY'S MANAGEMENT TO VOTE ON YOUR BEHALF AT THE MEETING.

                                    By order of the Board of Directors

November 5, 1997                    FRONTIER AIRLINES, INC.


                                    Arthur T. Voss
                                    Secretary

                            FRONTIER AIRLINES, INC.
                              12015 E. 46TH AVENUE
                               DENVER, CO  80239



                                PROXY STATEMENT

     This proxy statement and accompanying proxy card support a proxy solicitation on behalf of the Board of Directors of Frontier Airlines, Inc. (the "Company") for use at the December 11, 1997 annual meeting of shareholders and at any adjournment of that meeting. This proxy statement and form of proxy, together with the Company's Annual Report on Form 10-KSB, will be sent by mail to shareholders beginning approximately November 5, 1997.

     The proxy card, when properly signed, dated and returned to the Company, will be voted by the proxies at the annual meeting as directed. Proxy cards returned without direction about business to be transacted at the meeting will be voted in favor of (i) the election of Samuel D. Addoms, Paul S. Dempsey, B. LaRae Orullian, William B. McNamara and D. Dale Browning to the Board of Directors of the Company, (ii) the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000, and (iii) ratification of the appointment of KPMG Peat Marwick LLP as the independent public accountants of the Company for the Company's fiscal year ending March 31, 1998. The proxies will use their best judgment regarding other matters that properly come before the meeting.
The Company is not aware of any matters, other than those discussed in this proxy statement, that will be presented at the meeting.

     The Company can conduct business at the meeting only if holders of a majority of the total outstanding shares of Common Stock entitled to vote are present, either in person or by proxy. Abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes will also be counted for quorum purposes. Assuming a quorum exists, the affirmative vote of a majority of the shares present and voted, excluding abstentions, is necessary to elect directors and to approve the appointment of KPMG Peat Marwick LLP as the independent public accountants of the Company. The affirmative vote of the holders of the majority of the shares of Common Stock issued and outstanding and entitled to vote thereon will be necessary to amend the Company's Articles of Incorporation to increase the number of shares of authorized Common Stock.

     Under Securities and Exchange Commission rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to vote "for," "against" or "abstain" on one or more the proposals.

                             REVOCABILITY OF PROXY

     Execution of the enclosed form of proxy will not affect a shareholder's right to attend the meeting and vote in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by attending the meeting and voting in person by providing notice of revocation to the corporate secretary of the Company at the address set forth above. Shareholders may vote all their eligible shares if they are personally present at the meeting. When a shareholder votes at the meeting, his or her vote will revoke any proxy previously granted by the shareholder.

                       EXPENSE AND MANNER OF SOLICITATION

     In addition to solicitation by mail, proxies may be solicited in person or by telephone or telegram by directors and officers of the Company who will not receive compensation for their soliciting activities. Brokers and other nominees will solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses of forwarding proxy material to beneficial owners. The Company will bear all of the costs of the solicitation.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

     As of October 29, 1997, the record date, 9,226,563 shares of the Company's no par value Common Stock were outstanding and entitled to vote at the meeting. Each share may cast one vote on each separate matter of business properly brought before the meeting. Only shareholders of record at the close of business on October 29, 1997 may vote.

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of October 29, 1997; by (i) each director of the Company, and (ii) all directors and executive officers as a group. Unless otherwise indicated, based on information furnished by such owners, the Company believes that the shareholders listed below have sole investment and voting power with respect to their shares. To the knowledge of the Company, no person owns beneficially more than five percent of the Company's outstanding Common Stock.

                                        SHARES BENEFICIALLY   PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER           OWNED          OWNERSHIP (1)
--------------------------------------         -----          -------------
Samuel D. Addoms
  12015 East 46th Avenue
  Denver, CO  80239                        257,918 (2)             2.8

Paul S. Dempsey
  12015 East 46th Avenue
  Denver, CO  80239                         47,000 (3)              *

B. LaRae Orullian
  12015 East 46th Avenue
  Denver, CO  80239                         25,000 (3)              *

William B. McNamara
  12015 East 46th Avenue
  Denver, CO  80239                         20,000 (4)              *

D. Dale Browning
  12015 East 46th Avenue
  Denver, CO  80239                         20,000 (4)              *

All directors and executive officers
  as a group (12 persons)                  994,490 (5)            10.8

________________________________

*  Less than 1%
(1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of filing of this proxy statement upon the exercise of options, warrants or convertible securities are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of this proxy statement have been exercised and converted. This table assumes a base of 9,226,563 shares of Common Stock outstanding as of the date of this proxy statement, before any consideration is given to other outstanding options, warrants or convertible securities.
(2) Includes 124,500 shares held under option, all of which are currently exercisable, and 1,418 allocated ESOP shares.
(3) Includes 15,000 shares held under option, all of which are either currently exercisable or exercisable within 60 days from the date of filing of this proxy statement.
(4) Includes 10,000 shares held under option, all of which are currently exercisable.
(5) Includes 774,769 shares held under option by the Company's directors and executive officers, all of which are either currently exercisable or exercisable within 60 days from the date of filing of this proxy statement,, and 9,721 allocated ESOP shares.


                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table contains the name, age and position with the Company of each executive officer and director of the Company as of October 29, 1997.
Their respective backgrounds are described following the table. Each of these officers devotes his or her full-time efforts to the affairs of the Company.

        NAME           AGE                    POSITION
        ----           ---                    --------
Samuel D. Addoms        58  President, Chief Executive Officer and
                            Chief Financial Officer; Director

Jimmie P. Wyche         62  Executive Vice President-Operations

Jon L. Bartram          59  Vice President-Maintenance

William B. Durlin       71  Vice President-Technical Services

Jeff S. Potter          37  Vice President-Marketing

Elissa A. Potucek       40  Controller and Treasurer

Robert M. Schulman      64  Vice President-Corporate Communications

Arthur T. Voss          55  Vice President-Administration and General
                            Counsel; Secretary

Paul S. Dempsey         47  Director

B. LaRae Orullian       64  Director and Chair of the Board of Directors

William B. McNamara     65  Director

D. Dale Browning        60  Director


     SAMUEL D. ADDOMS is President and Chief Executive Officer and a director of the Company, having earlier served as Executive Vice President, Treasurer and a director of the Company during its early development in 1993 through September 1994 when he was elected to the position of President. He was elected Chief Executive Officer effective January 1, 1995. Before commencing his involvement in the development of the Company in 1993, he was associated with some 15 firms for the previous ten years, either as an officer, director or consultant. These include Gelco Corporation, Connecting Point of America and Communications World, Inc. His 35 years of management experience include positions as President and Vice President-Finance of Monfort of Colorado, President of the Denver National Bank and Vice President of the Continental Illinois National Bank in Chicago.

     JIMMIE P. WYCHE has been Executive Vice President-Operations of the Company since August 1995. Prior to that he had been Vice President-Flight Operations of the Company since its inception in February 1994. From 1989 to early 1994 Mr. Wyche was a jet captain with Skyways International, headquartered in Houston, Texas. From 1987 to 1989, he served as Director-Flight Operations with Ports of Call, a Denver-based charter airline. He served in various capacities with the former Frontier Airlines, Inc. between 1961 and 1985, starting as a pilot and then in a succession of management positions including Assistant Chief Pilot, Chief Pilot and Vice President-Flight Operations. He has over 15,500 flying hours.

     JON L. BARTRAM has been Vice President-Maintenance of the Company since December 1994. From 1993 to 1994 he served as Vice President-Maintenance Operations for DynAir Tech of Texas. He held a number of key maintenance positions with Alaska Airlines between 1987 and 1993 including Director-Production Planning and Director-Base Maintenance. He was an Air Carrier Inspector for the Federal Aviation Administration between 1986 and 1987. Before this, he served with the former Frontier Airlines, Inc., for 27 years (1959-
1986) in a succession of maintenance management positions including Director-Base Maintenance and Director-Technical Services.

     WILLIAM B. DURLIN has been Vice President-Technical Services of the Company since August 1995. Prior to that he had been Vice President, Maintenance and Engineering of the Company since February 1994. Between 1990 and 1993 he served as a consultant to aircraft leasing companies. From 1989 to 1990 he was Vice President-Maintenance and Engineering of Hawaiian Airlines, Inc., in Honolulu, Hawaii. From 1987 to 1988 he was Director of Aircraft Sales for United Airlines. He served in various capacities with the former Frontier Airlines, Inc., from 1948 to 1986, most recently as Vice President-Aircraft Procurement and Vice President-Engineering and Quality Control.

     JEFF S. POTTER has been Vice President-Marketing of the Company since July 1995. From 1993 to 1995 he was Regional Director of Commercial Marketing-Pacific and Asia, for McDonnell Douglas Corporation, Long Beach, California. He served from 1992 to 1993 as Director-Domestic Schedule Development for Northwest Airlines in Minneapolis, Minnesota, having earlier held a succession of marketing management positions with Continental Airlines (1988-1991), Houston, Texas; Northwest Airlines (1986-1988), Minneapolis, Minnesota; Pacific Southwest Airlines (1985-1986), San Diego, California; and the former Frontier Airlines (1981-1985), Denver, Colorado.

     ELISSA A. POTUCEK has been Controller/Treasurer of the Company since June 1995 and Vice President and Controller/Treasurer since 1996. From 1991 to 1995 she was Controller of Richardson Operating Company and Richardson Production Company, an oil and gas company based in Denver, Colorado. She served from 1990 to 1991 as Controller of Coral Companies, Inc., Denver, Colorado, having earlier held accounting positions with US West Paging, Inc. (1988-1989), Denver, Colorado, and KPMG Peat Marwick LLP (1985-1988), Denver, Colorado.

     ROBERT M. SCHULMAN has been Vice President-Corporate Communications of the Company since its inception in February 1994. From 1986 to 1993 he was President of BSI Communications, a consulting firm specializing in public relations programs for airlines and travel agencies, while concurrently (1990-
1992) participating in the development and start-up of Reno Air, Inc., Reno Nevada. He served with the former Frontier Airlines, Inc. from 1974 to 1986, most recently as Senior Director-Corporate Communications. From 1972 to 1974 he was Public Information Officer of the Air Line Pilots Association, Washington, D.C.; from 1970 to 1972, Regional Manager-Public Relations of Eastern Airlines, Inc., Washington, D.C.; and from 1967 to 1970, Director-Corporate Communications of Mohawk Airlines, Inc., Utica, New York.

     ARTHUR T. VOSS has been Vice President-Administration, General Counsel and Secretary of the Company since September 1995 and Vice President, General Counsel and Secretary of the Company since its inception in February 1994. From 1991 to 1996, Mr. Voss was the Vice President-Legal of Professional Fee Examiners, Inc. a professional fee auditing firm based in Denver, Colorado. He was Vice President-Legal of Aeronautics Leasing, Inc., an aircraft leasing firm based in Golden, Colorado, from 1990 to 1991. From 1986 to 1989 he served as Vice President and General Counsel of Aspen Airways, Inc. He held various management positions in the Legal Department of the former Frontier Airlines, Inc. from 1971 to 1985, most recently as Associate General Counsel.

     PAUL S. DEMPSEY has been a director of the Company since July 1994 and Vice Chairman of the Board of Directors since 1996. He is Professor of Law and Director of the Transportation Law Program at the University of Denver, College of Law, Denver, Colorado, having been associated with the institution since 1979. He served as Legal Advisor to the Chairman, U.S. Interstate Commerce Commission, in 1981 and 1982; Attorney-Advisor to the former Civil Aeronautics Board's Office of General Counsel, and its Bureau of Pricing and Domestic Aviation, 1977-1979; and Attorney-Advisor to the Interstate Commerce Commission's Office of Proceedings, Interstate Commerce, 1975-1977. Dr. Dempsey holds the following degrees: A.B.J., J.D., University of Georgia; LL.M., George Washington University; and D.C.L., McGill University. A Fulbright Scholar, he has written more than 40 law review articles, scores of editorials for the news media and six books on topics relating to air transportation.

     B. LARAE ORULLIAN has been a director of the Company since July 1994 and Chair of the Board of Directors since September 1995. She is Chair of the Board and a director of the Women's Bank, N.A., Denver, Colorado, one of the highest positions held by a woman in the banking industry. She is a director of Equitable Bankshares of Colorado, Inc., a bank holding company. Additionally, she is active in or serves on the boards of 15 organizations including positions as National President of Girl Scouts of the U.S.A., Chair of Blue Cross/Blue Shield of Colorado and Chair of Rocky Mountain Health Care Corporation. She serves on the American Bankers Association Advisory Board of Education Foundation, on the Colorado Governor's Board of Ethics and on the board of Care USA, America's Clean Water Foundation and the Downtown Denver Improvement Association Committees.

     WILLIAM B. MCNAMARA has been a director of the Company since May 1996. A retired 35-year airline executive specializing in financial management, he most recently served with Continental Airlines, Inc. (1987 to 1994) as Vice President-Finance. From 1983 to 1987 he was Staff Vice President-Finance with New York Air, Inc. Before that he served in a succession of positions with Trans World Airlines, Inc., for 22 years including service as Staff Vice President-Marketing Administration.

     D. DALE BROWNING has been a director of the Company since July 1996. A long-term bank and bank card executive, he has served since 1995 as President and Chief Executive Office of ProCard, Inc., Golden Colorado, and from 1993 to 1995 as a Senior Consultant to Visa International. He was President and Chief Executive Officer of the Colorado National Bank of Denver from 1986 through 1993, having concurrently served as Vice Chairman and Chief Operating Officer of Colorado National Bankshares and as Chief Executive Officer of Rocky Mountain BankCard System. In 1982 he founded Plus System, Inc., an international automatic teller machine network, and served as President of that company until 1992.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% of the Company's Common Stock to file reports with the Securities and Exchange Commission regarding their ownership and regarding their acquisitions and dispositions of the Company's Common Stock. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended March 31, 1997, all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

MEETINGS OF THE BOARD OF DIRECTORS

     The Company's Board of Directors met five times in the fiscal year ended March 31, 1997. All directors were present at all of these meetings, except Mr. McNamara who was unable to attend one of the meetings.

COMMITTEES

     The Company's Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee.

     The duties of the Audit Committee are to recommend independent accountants for selection by the Board of Directors, to review the arrangements for and scope of the independent accountants' audit, to review the findings and recommendations of the independent accountants concerning internal accounting procedures and controls, to review professional services rendered by the independent accountants in regard to the Company and its management, and to review potential conflicts of interest between the Company and its employees. The members of the Audit Committee, which met once during the fiscal year ending March 31, 1997, are B. LaRae Orullian, Paul S. Dempsey, William B. McNamara and
D. Dale Browning.

     The duties of the Compensation Committee include recommending to the Board of Directors the compensation to be provided to the executive officers of the Company and the grant of options to eligible individuals under the Company's stock option plan. The members of the Compensation Committee, which met once during the fiscal year ending March 31, 1997, are B. LaRae Orullian, Paul S. Dempsey, William B. McNamara and D. Dale Browning.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     One of the Company's outside directors, Paul S. Dempsey, provides legal services to the Company at a fixed hourly rate. During the fiscal year ending March 31, 1997, the Company paid Mr. Dempsey approximately $8,000 for such services.

                             EXECUTIVE COMPENSATION

     The following table summarizes the cash and noncash compensation awarded to, earned by or paid to the chief executive officer of the Company in the fiscal years ended March 31, 1995, 1996 and 1997. No other officer of the Company had total salary and bonus exceeding $100,000.

                                                                        LONG-TERM
                               ANNUAL COMPENSATION                     COMPENSATION
                             ------------------------                  ------------
                                                       OTHER ANNUAL
                                                       COMPENSATION    STOCK OPTIONS
NAME AND PRINCIPAL POSITION  YEAR  SALARY($)  BONUS($)     ($)         GRANTED (#)(1)
---------------------------  ----  --------   -------  ------------    --------------
Samuel D. Addoms,            1997  $79,846       0          0                 0
Chief Executive Officer      1996  $48,229       0          0                 0
                             1995  $53,260       0          0                 0


DIRECTOR COMPENSATION

     For the year ended March 31, 1997, the Company paid each director who is not a Company employee $5,000 for serving in that capacity. For the Company's fiscal year beginning April 1, 1997 and ending March 31, 1998, the Company has agreed to pay each such director $10,000 for serving as director. Directors who are also employees of the Company receive no additional compensation for serving as directors. The Company reimburses all of its directors for travel and out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors. The Company's outside directors are also eligible to receive stock options under the Company's 1994 Stock Option Plan. During the year ended March 31, 1997, the Company granted nonqualified options to purchase 10,000 shares at exercise prices of $7.75 per share and $9.00 per share, respectively, to each of Messrs. McNamara and Browning, nonqualified options to purchase 5,000 shares at $7.75 per share to each of Mr. Dempsey and Ms. Orullian, and nonqualified options to purchase 20,000 shares to Mr. Dempsey at $4.00 per share.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

     The following table sets forth certain information regarding options exercised by the Chief Executive Officer of the Company during the fiscal year ended March 31, 1997. There were no options granted to or exercised by the Chief Executive Officer of the Company during the fiscal year ended March 31, 1997.


                                                     NUMBER OF SECURITIES
                                                          UNDERLYING               VALUE OF UNEXERCISED
                      SHARES                          UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                    ACQUIRED ON     VALUE             AT MARCH 31, 1997             AT MARCH 31, 1997
       NAME         EXERCISE (#)  REALIZED ($)               (#)                          ($)(1)
       ----         -----------   ------------   ----------------------------   ----------------------------
                                                  EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
                                                 ------------   -------------   -----------    -------------
Samuel D. Addoms       None          N/A            212,500           0           717,188             0

________________________________

(1) Based on the closing bid price of the Common Stock on the Nasdaq SmallCap Market of $3.375 share on March 31, 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended March 31, 1997, the Company's Compensation Committee consisted of Ms. Orullian and Messrs. Dempsey, McNamara and Browning, who conferred regarding the compensation paid to the Company's executive officers.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     OVERALL POLICY
     --------------

     Salary compensation of the Company's executive officers is determined by the Compensation Committee in conjunction with the Company's entire Board of Directors. The Committee's consideration of and decisions regarding executive compensation are guided by a number of factors described below. The objectives of the Company's total executive compensation package are to attract and retain executive talent, to provide an economic framework to motivate the Company's executives to achieve goals consistent with the Company's business strategy, to provide an identity between executive and shareholder interests through stock option plans and to provide a compensation package that recognizes an executive's individual results and contributions in addition to the Company's overall business results.

     SALARIES
     --------

     The key elements of the Company's executive compensation consist of salary and stock options. The Compensation Committee in conjunction with the Company's entire Board of Directors, determine salary levels of officers and employee stock option awards.

     Salaries for executive officers are determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison of salaries for comparable positions at other airlines.

     The salary levels of the officers of the Company for the next fiscal year are generally established by the Compensation Committee at year-end and are reviewed and approved by the entire Board of Directors. Specific individual performance and overall corporate or business segment performance are reviewed in determining the compensation level of each individual officer.

     Mr. Addoms' current salary as Chief Executive Officer is $84,000 per annum or approximately 17% higher than the annual salary paid to all but one of the Company's Vice Presidents. The Compensation Committee believes that Mr. Addoms' annual salary is considerably below the annual salaries for similarly situated executives within the airline industry.

COMPENSATION COMMITTEE

     B. LaRae Orullian
     Paul S. Dempsey
     William B. McNamara
     D. Dale Browning


PERFORMANCE GRAPH

     The following graph shows the cumulative total shareholder return on the Company's Common Stock compared to the cumulative total return of two other indices: (i) The Nasdaq Market Index of U.S. Companies, and (ii) the Peer Group Index of similar line-of-business companies as chosen by the Company, consisting of Reno Air, Inc., Western Pacific Airlines, Inc., AirTran Airlines (formerly ValuJet Airlines, Inc.) and Airways Corporation (the "Peer Group"). Each member of the Peer Group's stock is listed on the Nasdaq National Market or the Nasdaq SmallCap Market. The time period graphed is the period from May 20, 1994 (the date of the Company's listing for trading) through March 31, 1997.

                  CUMULATIVE TOTAL SHAREHOLDER RETURN/(1)(2)/
                         MAY 20, 1994 - MARCH 31, 1997


                                 FISCAL YEAR ENDING

                            1994    1995    1996    1997

Frontier Airlines, Inc.    100.00  162.71  189.83   91.53

Peer Group Index           100.00  122.97  253.96   92.10

Nasdaq Market Index        100.00  104.29  140.28  156.94


/(1)/ Assumes $100 invested on May 20, 1994 in the Company's Common Stock, the
      Nasdaq Market Index and the Peer Group Index of alike line-of-business.

/(2)/ Total Shareholder return assumes reinvestment of dividends.


                                  PROPOSAL 1
                      ELECTION OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company has nominated Samuel D. Addoms, Paul
S. Dempsey, B. LaRae Orullian, William B. McNamara and D. Dale Browning, all members of the existing Board of Directors, for election to the Board of Directors. Each of these nominees was elected to the Board of Directors at the Company's 1996 Annual Meeting of Shareholders.

     A proposal to elect Samuel D. Addoms, Paul S. Dempsey, B. LaRae Orullian, William B. McNamara and D. Dale Browning to the Board of Directors of the Company will be presented to the shareholders at the annual meeting.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF SAMUEL D. ADDOMS, PAUL S. DEMPSEY, B. LARAE ORULLIAN, WILLIAM B. MCNAMARA AND D. DALE BROWNING TO THE COMPANY'S BOARD OF DIRECTORS.


                                  PROPOSAL 2
                  PROPOSAL TO AMEND ARTICLES OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON STOCK

     On October 6, 1997, the Company's Board of Directors unanimously approved a proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000, the number of shares currently authorized, to 40,000,000.

     As of October 29, 1997, 9,226,563 shares of the Company's Common Stock were outstanding and 2,332,562 shares have been reserved for issuance upon exercise of options or warrants to purchase Common Stock. This leaves a total of only 8,440,875 shares which may be issued for other purposes. The Board of Directors believes that by increasing the number of authorized shares of Common Stock as proposed, the Company will be afforded additional flexibility to raise monies for working capital and other requirements through the potential sale of other issuances of Common Stock in the future.

     Because the Company could issue a significant number of shares in connection with future financings, it is possible that a change of control of the Company could occur. However, management believes that most of the shares sold in any financing would be sold to a number of different purchasers which would mean that such purchasers would have to act in concert in order to effect a change in control. Additionally, under the terms of a Shareholder Rights Agreement adopted by the Company in 1997, or otherwise, the ability to issue additional shares of Common Stock could also be used to delay, defer or prevent an unsolicited tender offer or takeover proposal regarding the Company. There are at present no specific understandings, arrangements or agreements with respect to any future acquisitions or other transactions which would require the Company to issue any new shares of its Common Stock to be authorized by the proposed amendment to the Articles of Incorporation.

     If the proposal to increase the authorized number of shares of Common Stock is approved, the Company does not intend to seek further authorization from its shareholders to issue shares of authorized but unissued Common Stock unless, in the Company's opinion, such approval is required or advisable. It is possible that such an issuance of authorized but unissued shares could cause a change in control of the Company without shareholder approval first being sought. No holder of the Company's Common Stock has any preemptive or similar right to acquire or subscribe for additional unissued or treasury shares of the Company's Common Stock, or any other securities of any class, or rights, warrants or options to purchase Common Stock.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE THEREON IS NECESSARY FOR THE APPROVAL OF THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK.

     The shares of Common Stock represented by proxies in the accompanying form will be voted "FOR" the approval of the amendment to the Company's Articles of Incorporation to increase the authorized Common Stock unless a contrary direction is indicated.

                                 PROPOSAL NO. 3
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick LLP was the Company's independent public accounting firm for the fiscal years ended March 31, 1995, 1996 and 1997 and has been appointed by the Company's Board of Directors to continue in that capacity for the fiscal year ending March 31, 1998.

     A proposal to ratify the appointment of KPMG Peat Marwick LLP will be presented to the shareholders at the annual meeting. Representatives of KPMG Peat Marwick LLP will be present at the annual meeting and will have an opportunity to make a statement if they desire to do so and respond to appropriate questions.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP.

                             SHAREHOLDER PROPOSALS

     Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission and the Company's bylaws. Should a shareholder wish to have a proposal appear in the Company's proxy statement for next year's annual meeting, under the regulations of the Securities and Exchange Commission it must be received by the corporate secretary at 12015 East 46th Avenue, Denver, CO 80239 on or before July 3, 1998.

                                 OTHER BUSINESS

     All items of business to be brought before the meeting are set forth in this proxy statement. Management knows of no other business to be presented. If other matters of business not presently known to management are properly raised at the meeting, the proxies will vote on the matters in accordance with their best judgment.


NOTE: SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED
      PROXY CARD, USING THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                            FRONTIER AIRLINES, INC.
                             12015 E. 46TH AVENUE
                               DENVER, CO  80239

         This Proxy is Solicited on Behalf of the Board of Directors.

     The undersigned hereby appoints Samuel D. Addoms and Arthur T. Voss as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Frontier Airlines, Inc. held of record by the undersigned on October 29, 1997, at the annual meeting of shareholders to be held on December 11, 1997, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN ITEM 1 AND "FOR"
                              ITEM 2 AND ITEM 3.

Item 1 - ELECTION OF DIRECTORS

         [ ]  FOR all nominees      [ ]  WITHHOLD AUTHORITY for all nominees

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

         Samuel D. Addoms           Paul S. Dempsey          B. LaRae Orullian
         William B. McNamara        D. Dale Browning


Item 2 - PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000.

              [ ]  For         [ ]  Against         [ ]  Abstain


Item 3- PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG Peat Marwick LLP as the independent public accountants of the Company.

              [ ]  For         [ ]  Against         [ ]  Abstain

     The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR all nominees" in Item 1 and "FOR" Item 2 and Item 3.

 PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
        -------------

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

                          Please make, sign, date and return the proxy promptly, using the enclosed envelope.

                          Date_________________________________________________


                          Signature____________________________________________

                          Signature
                          if held jointly______________________________________

                          Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.